                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            -------------------
                                  FORM 8-K
                          CURRENT REPORT PURSUANT
                       TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

                               -------------


       Date of Report (Date of Earliest Event Reported):  May 7, 1996

                          JOHN WILEY & SONS, INC.
- ---------------------------------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)

                                  New York
                                  --------
- ---------------------------------------------------------------------------
               (State or Other Jurisdiction of Incorporation)

            1-11507                                    13-5593032
- ------------------------------               ------------------------------
   (Commission File Number)                         (I.R.S. Employer
                                                   Identification No.)

        605 Third Avenue, New York, NY                      10158-0012
- ---------------------------------------------          --------------------
   (Address of Principal Executive Offices)                 (Zip Code)

                               (212) 850-6000
- ---------------------------------------------------------------------------
            (Registrant's Telephone Number, Including Area Code)


- ---------------------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)

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     ITEM 5:  OTHER EVENTS
     ---------------------

     AGREEMENT TO ACQUIRE VCH PUBLISHING GROUP
     -----------------------------------------

     On May 7, 1996, the Company reached an agreement to acquire a 90% interest in the German based VCH Publishing Group from Pallas Investment Group, the German Chemical Society and the German Pharmaceutical Society for approximately $100 million. The German Chemical Society and German Pharmaceutical Society will retain minority ownership positions. The acquisition is expected to be completed in June 1996, and it is anticipated that the transaction will be financed primarily by debt.

     EXPANSION OF STOCK REPURCHASE PROGRAM
     -------------------------------------

     On May 7, 1996 the Company's Board of Directors authorized the repurchase of up to one million shares of the Company's common stock from time to time on the open market, expanding the program from a previous limit of 600,000 shares. To date, approximately 112,000 shares have been repurchased.

     Attached for information purposes only, and not considered filed as part of this report, is the press release issued by the Company in connection with the above events.




                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        John Wiley & Sons, Inc.


                                        /s/ Robert D. Wilder
                                        ------------------------
                                        Robert D. Wilder
                                        Senior Vice President and
                                        Chief Financial Officer


     DATE:  MAY 15, 1996


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                             John Wiley & Sons, Inc.
                                605 Third Avenue
                            New York, N.Y. 10158-0012
                                 (212) 850-6000
                 New York*Chichester*Brisbane*Toronto*Singapore



     Contact:  Robert D. Wilder
     Senior V.P. & Chief Financial Officer
     (212) 850-6534


     JOHN WILEY & SONS REACHES AGREEMENT TO ACQUIRE
     VCH GROUP, A LEADING PUBLISHER OF SCIENTIFIC JOURNALS


     WILEY BOARD OF DIRECTORS EXPANDS
     STOCK REPURCHASE PROGRAM TO ONE MILLION SHARES


     New York, N.Y., May 7, 1996 - John Wiley & Sons, Inc., publishers, announced today that it has reached an agreement to acquire a 90% interest in VCH Publishing Group from Pallas Investment Group and the German Chemical Society. VCH is a leading scientific, technical, and professional publisher headquartered in Weinheim, Germany. The purchase price of approximately $100 million is to be financed primarily by debt. The German Chemical Society and German Pharmaceutical Society will retain minority ownership positions in VCH.

     VCH has annual revenues of approximately $60 million. Wiley's revenues in the fiscal year ended April 30, 1995, was $331 million. The acquisition will increase, from 40% currently to approximately 50%, the portion of Wiley's revenues derived from scientific, technical, and medical (STM) publishing, the company's largest core business. The acquisition reflects Wiley's strong commitment to worldwide growth in STM publishing, especially in journals.

     VCH Publishing Group is known for its journal and book publishing programs in chemistry and related disciplines. The group also includes Akademie Verlag, a Berlin-based science and humanities publisher; Ernst & Sohn, which publishes architecture and civil engineering; Academy Group, a London-based publisher in architecture and design; and Chemical Concepts, an electronic chemical database publisher in Weinheim, Germany.

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     Through its various operations, VCH publishes nearly 100 scholarly and professional journals, as well as more than 500 books annually, with a backlist of 3,000 titles.

     "The acquisition is strategically important to Wiley for a number of reasons," said Charles R. Ellis, Wiley President and Chief Executive Officer. "It makes Wiley the second largest global journal publisher and solidifies our position as the world's leading commercial chemistry publisher. It also provides a greater critical mass for investments in electronic products. In addition, VCH is a platform to expand our European publishing and marketing programs across the continent."

     Professor Dr. E. Winterfeldt, the President of the German Chemical Society, said: "Research and scientific exchange is now more international than ever before and we have been looking for a suitable partner to strengthen the Society's publishing interests. Wiley has a high reputation in Germany and throughout Europe, and our publishing partnership will help us effect our ambitious plans for cooperation between all European chemical societies and chemists."

     Mr. Ellis said the acquisition will dilute Wiley's per-share earnings for two years following the acquisition, but is expected to contribute significantly to earnings and shareholder value over the longer term. Substantial synergies are expected to be realized through economies of scale, providing funds for investment in new products.

     The acquisition of VCH Publishing Group is expected to be completed in June. Wiley was advised in the transaction by J.P. Morgan.


     Stock Repurchase Program Expanded
     ---------------------------------

     Also today, the Wiley Board of Directors authorized the repurchase of up to one million shares of the company's common stock from time to time on the open market, expanding the program from a previous limit of 600,000 shares. The program was initiated in March 1995. To date, 112,000 shares have been repurchased. Wiley has a total of approximately 12.9 million Class A Common and 3.2 million Class B Common shares outstanding.

     Founded in 1807, John Wiley & Sons is an independent, global publisher of print and electronic media products, specializing in scientific and technical books and journals, professional and consumer books and subscription services, and textbooks and educational materials for colleges and universities. The company has publishing, marketing, and distribution centers in the United States, Canada, Europe, Asia, and Australia. Wiley can be accessed on the Internet's World Wide Web at http://www.wiley.com.

     VCH Publishing Group was founded in Leipzig in 1921 under the name of Verlag Chemie as the publishing branch of the German Chemical and Chemical Engineering Societies.


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